Exhibit 10.40

EIGHTH AMENDMENT TO CREDIT AGREEMENT
This Eighth Amendment to Credit Agreement (this "Amendment") is dated as of the ____ day of December, 2013, and is by and among ARI Component Venture LLC, a Delaware limited liability company (in its capacity as Administrative Agent for all Lenders "ARI Co-Administrative Agent"), Amsted Rail Company, Inc., a Delaware corporation and successor to ASF-Keystone, Inc. (in its capacity as Co-Administrative Agent for all Lenders, "Amsted Co-Administrative Agent" and, together with ARI Co-Administrative Agent, collectively, the "Administrative Agent"), the undersigned Lenders and Axis Operating Company LLC, a Delaware limited liability company (as successor to Axis, LLC, the "Borrower").
W I T N E S S E T H:
WHEREAS, on February 29, 2008, Prior Administrative Agent and Prior Lenders (each as defined below) entered into that certain Consent, Assumption and Second Amendment to Credit Agreement which, inter alia, granted consent for (a) Axis, LLC to create Axis Operating Company, LLC, as a wholly owned subsidiary of Axis, LLC, and (b) Axis Operating Company, LLC to assume the obligations of "Borrower" under the Credit Agreement.
WHEREAS, immediately prior to giving effect to the transactions referenced in the next recital, Bank of America, N.A., a national banking association, successor by merger to LaSalle Bank National Association (in its capacity as Administrative Agent for the Prior Lenders, "Prior Administrative Agent"), the Prior Lenders referred to below and Borrower were parties to that certain Credit Agreement, dated as of December 28, 2007 (as amended, modified or supplemented from time to time, the "Credit Agreement"; unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement);
WHEREAS, on August 5, 2009, (i) Bank of America, N.A., The CIT Group/Equipment Financing, Inc. and First Bank (collectively, the "Prior Lenders") assigned 100% of the Loans and their rights under the Loan Documents to the Lenders, (ii) the Prior Administrative Agent resigned as Administrative Agent under the Credit Agreement and the ARI Co-Administrative Agent and the Amsted Co-Administrative Agent were appointed, collectively, as Administrative Agent for the Lenders under the Credit Agreement and (iii) the Administrative Agent, the Lenders and the Borrower entered into the Fourth Amendment to Credit Agreement; and
WHEREAS, Borrower has requested that Administrative Agent and Lenders further amend the Credit Agreement in certain respects as provided herein;
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Amendments to Credit Agreement. In reliance upon the representations and warranties of Borrower set forth in Section 3 below and subject to the conditions to effectiveness set forth in Section 2 below, Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following defined terms:

"Revolving Commitment" means, as to ARI, $1,500,000 and, as to Amsted $1,500,000, subject to adjustment pursuant to any and all Assignment Agreements entered into by such Lender following the Eighth Amendment Effective Date, in each case as such amount may be reduced pursuant to Section 6.1 and/or Section 13.2. On the Eighth Amendment Effective Date, the aggregate Revolving Commitments for all Lenders is $3,000,000.

Termination Date means the earlier of (a) December 31, 2014 or (b) such other date on which the Commitments terminate pursuant to Section 6 or Section 13.

2.Conditions to Effectiveness. This Amendment shall be effective upon consummation of each of the following conditions:

(a)Administrative Agent shall have received a fully-executed copy of this Amendment, together with the Consent and Reaffirmation of the Guarantor attached hereto and such other documents, agreements and instruments as Administrative Agent may require, each in form and substance reasonably acceptable to Administrative Agent;

(b)Administrative Agent shall have received a fully-executed copy of the resolutions of the Executive Committee of the Guarantor and the Board of Directors of the Borrower in the form attached hereto as Exhibit A;

(c)All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Administrative Agent and its legal counsel; and

(d)No Event of Default or Unmatured Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment.

3.Representations and Warranties. To induce Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and Lenders that:

(a)The execution, delivery and performance by Borrower of this Amendment and each of the other agreements, instruments and documents contemplated hereby are within its limited liability company power, have been duly authorized by all necessary limited liability company action, have received all necessary governmental approvals (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to any Transaction Party, the certificate of formation and limited liability company agreement of any Transaction Party, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon any Transaction Party or any of their property;

(b)Each of the Credit Agreement and the other Loan Documents, as amended by this Amendment and the documents and agreements contemplated thereby, are the legal, valid and binding obligation of the Transactions Parties which are parties thereto, enforceable against such Transaction Party, in accordance with its terms;

(c)The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), shall be deemed fully incorporated herein by this reference, and shall have the same force and effect as if such had been made on and as of the date hereof.

(d)The Transaction Parties have performed all of their respective obligations under the Credit Agreement and the other Loan Documents to be performed by them on or before the date hereof and as of the date hereof, the Transaction Parties are in compliance with all applicable terms and provisions of the Credit Agreement and each of the other Loan Documents to be observed and performed by it and no Event of Default or Unmatured Event of Default has occurred and is continuing.

4.Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable (other than with respect to a material provision or term of this Amendment) shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.References. Administrative Agent, Lenders and Borrower hereby agree that all references to the Credit Agreement which are contained in any of the other Loan Documents shall refer to the Credit Agreement as amended by this Amendment.

6.Counterparts. This Amendment may be executed in any number of counterparts, in original, facsimile or other authenticated electronic transmission, and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

7.Continued Effectiveness. Except as specifically set forth herein, the Credit Agreement and each of the other Loan Documents shall continue in full force and effect according to its terms.

8.Costs and Expenses. Borrower hereby agrees that all expenses incurred by Administrative Agent and Lenders in connection with the preparation, negotiation and closing of this Amendment and the transactions contemplated hereby, including without limitation reasonable attorneys' fees and expenses, shall be part of the Obligations.

9.GOVERNING LAW. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

10.Binding Agreement. This Amendment shall be binding upon Borrower, Administrative Agent and Lenders and their respective successors and assigns.

[signature page follows]

IN WITNESS WHEREOF, this Amendment has been executed as of, and is effective as of, the day and year first written above.

AXIS OPERATING COMPANY, LLC, as Borrower
By________________________________________________________________________
Its________________________________________________________________________

ARI COMPONENT VENTURE LLC, as co-Administrative Agent, as co-Issuing Lender and as a Lender
By________________________________________________________________________
Its________________________________________________________________________

AMSTED RAIL COMPANY, INC., as co-Administrative Agent, as co-Issuing Lender and as a Lender
By________________________________________________________________________
Its________________________________________________________________________

CONSENT AND REAFFIRMATION
The undersigned hereby (a) acknowledges receipt of a copy of the foregoing Eighth Amendment to Credit Agreement (the "Amendment"); (b) consents to Borrower’s execution and delivery of the Amendment; (c) agrees to be bound by the Amendment; (d) affirms that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which it is a party; and (e) reaffirms that such Loan Documents shall continue to remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that Administrative Agent and Lenders have no obligation to inform the undersigned of such matters in the future or to seek the undersigned's acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.
IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Amendment.

AXIS, LLC
By________________________________________________________________________
Its________________________________________________________________________

Exhibit A
AXIS OPERATING COMPANY LLC
Unanimous Written Consent
of the Board of Directors
December __, 2013

The undersigned, constituting the Board of Directors (the "Board of Directors") of AXIS Operating Company LLC, a Delaware limited liability company (the "Company"), hereby adopt the following resolutions in accordance with the applicable provisions of the Delaware Limited Liability Company Act, Del. Code, tit. 6, § 18-101 et seq., as amended from time to time, and Section 14(a) of the Company’s Limited Liability Company Agreement:

WHEREAS, the Company is party to that certain Credit Agreement, dated as of December 28, 2007 (as amended, the "Credit Agreement"), pursuant to which the Lenders thereunder made financing available to the Company in an initial aggregate amount of up to $70,000,000;

WHEREAS, the Administrative Agent, the Lenders under the Credit Agreement and the Company desire to enter in that certain Eighth Amendment to Credit Agreement (the "Eighth Amendment"), pursuant to which, the Termination Date for the Revolving Loans will be extended to December 31, 2014.

WHEREAS, the Board of Directors has determined that it is in the best interests of the Company to enter into the Eighth Amendment;

WHEREAS, the Company desires to enter into the Eighth Amendment and any other ancillary documents, if any, relating thereto (collectively with the Eighth Amendment, the "Eighth Amendment Loan Documents").

NOW, THEREFORE, BE IT:

RESOLVED, that the Company enter into the Eighth Amendment Loan Documents and consummate the transactions contemplated thereby; and be it further

RESOLVED, that the form, terms and provisions of, and the incurrence of loans, the granting of security interests in the real property and tangible and intangible personal property of the Company and the other transactions contemplated by, the Eighth Amendment Loan Documents, and the Company’s performance of its obligations thereunder, are hereby, in all respects, authorized and approved; and be it further

RESOLVED, that any officer of the Company be, and each of them hereby is, authorized and empowered in the name and on behalf of the Company, to: (i) execute and deliver the Eighth Amendment Loan Documents in the name and on behalf of the Company, with such changes therein and modifications thereto as the officer executing the same may in his sole discretion approve, which approval shall be conclusively evidenced by his execution thereof; and (ii) pledge, mortgage or otherwise encumber, as security for the Company’s obligations under the Eighth Amendment Loan Documents, such real and tangible and intangible property and assets of the Company as such officer shall deem necessary or appropriate in connection with the Eighth Amendment Loan Documents; and be it further

RESOLVED, that each of the officers of the Company be, and hereby is, authorized and directed in the name and on behalf of the Company to take all such further actions and do all such other things including, without limitation, paying all such fees and expenses, and arranging for, entering into, executing, and delivering all such further agreements, instruments, documents and certificates relating to any of the Eighth Amendment Loan Documents or the transactions contemplated thereunder, in the name and on behalf of the Company, which shall in his sole judgment be necessary, proper, or advisable in order to perform the Company’s obligations under or in connection with any of the Eighth Amendment Loan Documents and the transactions contemplated therein, and to carry out fully the intent and to effectuate the purposes of this and the foregoing resolutions; and that any and all such further actions heretofore taken or things heretofore done by any of the officers be, and they hereby are, ratified and approved; and be it further

RESOLVED, that officers of the Company be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Company, to borrow funds pursuant to the Credit Agreement, as amended, at such times and in such amounts as such officers shall determine to be necessary, appropriate, convenient, proper or advisable, for such purposes as are contemplated by the Credit Agreement, as amended; and be it further

RESOLVED, that the officers be, and each of them hereby is, authorized and empowered, in the name and behalf of the Company, to perform and take such further actions as any of them may determine to be necessary or appropriate to (i) comply with any of the terms and conditions of the Eighth Amendment Loan Documents and any amendment, modification or supplement thereto, (ii) amend, supplement or otherwise modify the terms of the Eighth Amendment Loan Documents on any terms and subject to any conditions deemed in his judgment to be necessary, proper or advisable, (iii) comply with any demand or request of the agents or any lender in connection with the Eighth Amendment Loan Documents, or (iv) carry out the intent of these resolutions; and be it further

RESOLVED, that the actions of any officer or agent of the Company that are within the authority conferred by the foregoing resolutions, including any action taken prior to the adoption of these resolutions be, and such actions hereby are, ratified, approved and confirmed in their entirety.

This Consent may be executed in counterparts.

[signature page follows]

IN WITNESS WHEREOF, each of the undersigned has executed this Consent as of the date first written above.

By: ____________________________________________________________________
James A. Cowan
By: ____________________________________________________________________
John Wories, Jr.
being all of the Directors of AXIS Operating Company LLC

AXIS, LLC
Unanimous Written Consent
of the Executive Committee
December __, 2013

The undersigned, constituting both of the Representatives of the Executive Committee (the "Representatives") of Axis, LLC, a Delaware limited liability company (the "Company"), hereby adopt the following resolutions in accordance with the applicable provisions of the Delaware Limited Liability Company Act, Del. Code, tit. 6, § 18-101 et seq., as amended from time to time, and Section 4.4(a) of the Company’s Limited Liability Company Agreement:

WHEREAS, Axis Operating Company, LLC, a Delaware limited liability company (the "Borrower") is party to that certain Credit Agreement, dated as of December 28, 2007 (as amended, the "Credit Agreement"), pursuant to which the Lenders thereunder made financing available to the Borrower in an initial aggregate amount of up to $70,000,000;
WHEREAS, the Company is the sole member of the Borrower and has guaranteed the Borrower’s obligations under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) pursuant to that certain Guaranty Agreement, dated as of December 28, 2007 (the "Guaranty"), and the Company’s obligations under the Guaranty are secured by a pledge of the Borrower’s membership interests and a security interest in substantially all of the assets of the Company;
WHEREAS, the Administrative Agent, the Lenders under the Credit Agreement and the Borrower desire to enter in that certain Eighth Amendment to Credit Agreement (together with any related ancillary documents, if any, the "Eighth Amendment"), pursuant to which, among other things, the dates on which the principal of and interest on the Loans shall become due will be extended;

WHEREAS, as a condition to the effectiveness of the Eighth Amendment the Lenders have required that the Company execute a Consent and Reaffirmation of the Guaranty (the "Consent and Reaffirmation");

NOW, THEREFORE, BE IT
RESOLVED, that in order to induce certain of its members to enter into the Eighth Amendment, and, in view of the relationship between the Company and the Borrower and the other benefits to be derived by the Borrower from the Eighth Amendment, it is deemed to be in the direct interest and to the direct advantage of the Company that it execute the Consent and Reaffirmation;
FURTHER RESOLVED, that the Company be, and hereby is authorized to enter into the Consent and Reaffirmation in form and subject to such terms, conditions and provisions as any Authorized Officer (as hereinafter defined) may deem necessary, advisable or expedient in his or her sole discretion, the execution of which shall be conclusive evidence that the same were hereby in all respects authorized by the Company;
FURTHER RESOLVED, that any Authorized Officer, as defined below, be, and hereby is authorized, directed and empowered to do and perform all acts and things he or she deems advisable, necessary, expedient, convenient or proper in order to consummate fully the Consent and Reaffirmation and these resolutions;
FURTHER RESOLVED, that (a) the authorizations herein set forth shall remain in full force and effect for the term of the Guaranty and all renewal terms thereof; and (b) the Secretary (or any Assistant Secretary) of the Company is hereby authorized and directed to certify and furnish to the Lenders a copy of these resolutions; and

FURTHER RESOLVED, that each officer of the Company (each, an "Authorized Officer"), acting alone or together with one or more other officers, be, and they hereby are, authorized and empowered to (a) execute and deliver the Consent and Reaffirmation and to do all such acts, as such Authorized Officer may deem advisable, necessary, expedient, convenient or proper in order to carry out the purposes of the foregoing resolutions; (b) amend, modify, alter, extend, renew or otherwise change any of the provisions, terms, conditions, covenants, or representations contained in the Consent and Reaffirmation; and (c) pledge, mortgage or otherwise encumber, as security for the Company’s Guaranty, such real and tangible and intangible property and assets of the Company as such officer shall deem necessary or appropriate in connection with the Loan Documents.
The execution of this instrument by the undersigned shall have the same force and effect as the vote of the Representatives in favor of the adoption of the aforesaid resolutions at a Special Meeting of the Representatives duly called and held this date.

This Consent may be executed in counterparts.

[signature page follows]

IN WITNESS WHEREOF, each of the undersigned has executed this Consent as of the date first written above.

By: ____________________________________________________________________
James A. Cowan
By: ____________________________________________________________________
John Wories, Jr.
being both Representatives of Axis, LLC

Exhibit 6.4.2

Schedule of Required Term Loan Principal Payments